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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) July 9, 2003

                           Long Beach Acceptance Corp.

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             (Exact name of registrant as specified in its charter)

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


                     Delaware                                333-75958                   33-0660404
       -----------------------------------          -----------------------          -----------------
         (State or Other Jurisdiction of            (Commission File Number)         (I.R.S. Employer
                    Incorporation)


              One Mack Centre Drive                                                        07652
               Paramus, New Jersey                                                     --------------
     (Address of Principal Executive Offices)                                            (Zip Code)


                  Registrant's telephone number, including area code  (201) 262-5222
                                                                     ----------------------------

                                                 No Change
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                       (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets
         -------------------------------------

Description of the Notes and the Mortgage Loans

                  Long Beach Acceptance Corp. (the "Registrant") has registered issuances of an aggregate of up to $1,000,000,000 in principal amount of asset-backed securities, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-75958) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Long Beach Acceptance Auto Receivables Trust 2003-B, a Delaware business trust, issued $250,000,000 in aggregate principal amount of its Asset-Backed Notes, Series 2003-B (the "Notes") on June 25, 2003 (the "Closing Date"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

                  The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of June 1, 2003, between the Trust and JPMorgan Chase Bank, in its capacity as indenture trustee (the "Indenture Trustee"). The Offered Notes evidence indebtedness of the Trust and consist of four classes, the $48,000,000 0.990% Asset-Backed Notes, Class A-1, the $84,200,000 1.114% Asset-Backed Notes, Class A-2, the $44,000,000 1.575%
Asset-Backed Notes, Class A-3 and the $73,800,000 2.178% Asset-Backed Notes, Class A-4 (collectively, the "Offered Notes"). Also issued by the Trust, but not offered pursuant to the Prospectus Supplement (as defined herein) are the Class R and Class C Certificates.

                  The Notes will evidence indebtedness of the Trust, the assets of which consist primarily of non-prime automobile loans (the "Receivables") secured by new and used automobiles, sport utility vehicles, light duty trucks and vans financed thereby.

                  As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated June 25, 2003 (the "Prospectus Supplement") filed with the Commission pursuant to Rule 424(b)(5) of the Act.




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    Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

                  1.1 Underwriting Agreement, dated June 20, 2003, between Long Beach Acceptance Corp., Long Beach Acceptance Receivables Corp., Citigroup Global Markets Inc. and Greenwich Capital Markets Inc.

                  4.1 Indenture, dated as of June 1, 2003 among Long Beach Acceptance Auto Receivables Trust 2003-B, a Delaware business trust acting through its owner trustee, and JPMorgan Chase Bank, as indenture trustee.

                  4.2 Amended and Restated Trust Agreement, dated as of June 1, 2003, between Long Beach Acceptance Receivables Corp. and Wilmington Trust Company, as Owner Trustee.

                  4.3 Financial Guaranty Insurance Policy, dated as of June 25, 2003 and delivered by Financial Security Assurance Inc.

                  8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of June 25, 2003.

                  10.1 Sale and Servicing Agreement, dated as of June 1, 2003, among Long Beach Acceptance Corp., as Originator, as Servicer and as Custodian, Long Beach Acceptance Receivables Corp., as Transferor, Long Beach Acceptance Auto Receivables Trust 2003-B, as Issuer and JPMorgan Chase Bank, as Backup Servicer and Trust Collateral Agent.

                  10.2 Indemnification Agreement, dated as of June 1, 2003, among Financial Security Assurance Inc., Long Beach Acceptance Corp., Citigroup Global Markets Inc. and Greenwich Capital Markets, Inc.

                  23.1 Consent of PWC regarding financial statements of the Insurer.

                  99.1  Annex A to Exhibits 4.1, 4.2 and 10.1.



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                                   SIGNATURES

                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                        LONG BEACH ACCEPTANCE CORP.
                        --------------------------------------------
                            Registrant and on behalf of Long Beach
                            Acceptance Auto Receivables Trust 2003-B


                                 By: /s/ Stephen W. Prough
                                     -----------------------------
                                     Name:  Stephen W. Prough
                                     Title: President and Chairman of the Board




Dated:  July 9, 2003



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                                  EXHIBIT INDEX


                  1.1 Underwriting Agreement, dated June 20, 2003, between Long Beach Acceptance Corp., Long Beach Acceptance Receivables Corp., Citigroup Global Markets Inc. and Greenwich Capital Markets Inc.

                  4.1 Indenture, dated as of June 1, 2003 among Long Beach Acceptance Auto Receivables Trust 2003-B, a Delaware business trust acting through its owner trustee, and JPMorgan Chase Bank, as indenture trustee.

                  4.2 Amended and Restated Trust Agreement, dated as of June 1, 2003, between Long Beach Acceptance Receivables Corp. and Wilmington Trust Company, as Owner Trustee.

                  4.3 Financial Guaranty Insurance Policy, dated as of June 25, 2003 and delivered by Financial Guaranty Assurance Inc.

                  8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of June 25, 2003.

                  10.1 Sale and Servicing Agreement, dated as of June 1, 2003, among Long Beach Acceptance Corp., as Originator, as Servicer and as Custodian, Long Beach Acceptance Receivables Corp., as Transferor, Long Beach Acceptance Auto Receivables Trust 2003-B, as Issuer and JPMorgan Chase Bank, as Backup Servicer and Trust Collateral Agent.

                  10.2 Indemnification Agreement, dated as of June 13, 2003, among Financial Guaranty Assurance Inc., Long Beach Acceptance Corp., Citigroup Global Markets Inc. and Greenwich Capital Markets, Inc.

                  23.1 Consent of PWC regarding financial statements of the Insurer.

                  99.1  Annex A to Exhibits 4.1, 4.2 and 10.1.